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Exhibit 10.1

DOC-1695

MICHIGAN STRATEGIC FUND

GRANT AGREEMENT WITH

MASCOMA CORPORATION

The Michigan Strategic Fund (“MSF”) on December 2, 2008 enters into this agreement (the “Agreement”) with Mascoma Corporation (“Grantee”).

Grantee:	Mascoma Corporation

Federal I.D No:	203639247

Telephone:	617-234-0099

Recitals

On July 8, 2008, 2008 PA 175 amended the MSF Act, MCL 125.2001 et seq., to create the Centers of Energy Excellence (“COEE”) Program to promote development, acceleration and sustainability of energy excellence sectors in the State of Michigan, MCL 125.2088q;

The MSF Board shall not expend more than $45,000,000 of the money appropriated for the programs authorized under Chapter 8A from the 21st Century Jobs Trust Fund, MCL 125.2088 et seq., for the COEE Program;

The MSF may only award grants under the COEE Program to for-profit companies for one of the following purposes: (i) providing a match for foundation funding, federal funding, or international investments of up to 50% of the total project costs; (ii) supplementing in-kind contributions provided by a person or entity other than this state; (iii) accelerating the commercialization of an innovative energy technology or process that will be ready to market within 3 years of the effective date of the agreement; or (iv) activities of the COEE, including, but not limited to, workforce development and technology demonstration;

Consistent with MCL 125.2088q, at its August 27, 2008 meeting, the MSF Board (i) approved the COEE award process as the standard process for evaluating applications; (ii) approved an application for use by the prospective COEE for-profit companies (“Application”); (iii) appointed a committee to assist in the review process of applications (“Committee”); and (iv) selected the MEDC as its centers manager to assist the MSF in the administration of the COEE Program;

On August 28, 2008, MEDC issued a press release announcing that the State is accepting applications for the COEE program;

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Grantee submitted an Application on September 5, 2008 via electronic mail to the MEDC and the Committee for consideration to receive a grant under the COEE Program.

By Resolution dated September 24, 2008, upon recommendation of the Committee, the MSF Board approved Grantee’s Application and offered Grantee a grant in the amount of $20,000,000 to be disbursed under the terms and conditions of this Agreement.

As used in this Agreement, the MSF and Grantee are individually a “Party” and, collectively, the “Parties.”

1.	NATURE OF ACTIVITIES:

The Grantee will receive this grant to promote the development, acceleration, and sustainability of energy excellence sectors in Michigan, in accordance with MCL 125.2088q (“Grant Activities”).

2.	PERFORMANCE SCHEDULE:

The term of this Agreement shall begin on December 2, 2008 (the “Starting Date”) and end on December 31, 2013 (the “Ending Date”), except as provided in Section 10.

3.	INCORPORATION BY REFERENCE:

The following documents are incorporated by reference as binding obligations, terms and conditions of the Agreement:

Attachment A: Grantee’s Budget

Attachment B: Grantee’s Milestones

Attachment C: Grantee’s Application

Attachment D: United States Department of Energy Letter Dated September 23, 2008

In the event of any inconsistency between the provisions of Attachments A, B or C and this Agreement, the provisions of this Agreement shall control.

4.	GRANT PAYMENT SCHEDULE INFORMATION:

A.	Payments. The MSF agrees to provide the Grantee a grant in an amount not to exceed $20,000,000 (“Grant Funds”). Not more than 15% of the Grant Funds can be used for administrative costs or overhead by the Grantee or for administrative costs or overhead by any subcontractor hired to implement any portion of this Agreement. All payments of Grant Funds are subject to the availability of funds.

An initial payment in the amount of $12,100,000 (which shall include $2,000,000 for the Center of Energy Excellence) shall be made within 30 calendar days of completion of the Initial Milestone referenced in Attachment B, if the Grantee has

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verified that the information in the State of Michigan (the “State”) Vendor ID system is sufficient to authorize the disbursement of funds. The Grantee’s performance of the Grant Activities shall be reflected in a Semi-Annual Progress Report (as required by Section 6C), and any such other information obtained by the MSF, and, if found by the Grant Administrator (defined in Section 5) to evidence that the Grantee is in material compliance with the requirements of this Agreement and the scope of work spelled out in Attachments A, Budget Period One Milestones in Attachment B, and C, the second payment of $7,900,000.00 will be made to the Grantee for the purpose of achieving Budget Period Two Milestones as referenced in Attachment B. All subsequent payments, if any, will be disbursed upon receipt and approval by the Giant Administrator of the Grantee’s progress as described in the milestones listed in Attachment B. The final payment, if any, will be made upon receipt and approval by the Grant Administrator of the Final Progress Report demonstrating achievement of milestones and material compliance with Attachments A, B, and C. The expenditure of state funds shall be reported by line item and compared to the approved budget.

MSF’s obligation to disburse any portion of the Grant shall be suspended upon the occurrence, and during the continuance of an Event of Default (as defined in Section 10). Any changes to the amount of Grant Funds disbursed must receive prior written approval from the Grant Administrator and the MSF.

B.	Grantee’s Budget. All Grant Funds will be spent in the manner set forth in the Grantee’s Budget (Attachment A). The Grantee may reallocate expenditures between categories within the Grantee’s Budget of up to ten percent (10%) of total Grant Funds without prior approval of the Grant Administrator. Grant Funds may not be used to pay employees or contractors who perform services outside the State without the prior written approval by the Grant Administrator and the MSF, unless identified in an approved budget. This Agreement does not commit the MSF to approve requests for additional funds during or beyond the term of this Agreement.

5.	GRANT ADMINISTRATOR:

The Michigan Economic Development Corporation (“MEDC”) is providing administrative services to the MSF for this Grant. The Grantee should communicate with the following MEDC representative regarding this Grant:

Martin Dober

Michigan Economic Development Corporation

300 N. Washington Square

Lansing, Michigan 48913

Telephone: (517) 335-6438

Fax: (517) 241-8797

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6.	GRANTEE DUTIES:

The Grantee agrees to:

A.	Undertake and complete the activities as described in the Grantee’s Milestones and its Application (Attachments B and C).

B.	Provide access to its facilities for the MSF and MEDC, Auditor General and their respective personnel upon reasonable notice and during normal working hours. Grantee acknowledges that the MSF or its designee anticipates undertaking, at a minimum, an annual site visit at approximately the annual anniversary date of the Agreement. Grantee shall cooperate with the chief compliance officer, if contacted, as provided in MCL 125.2088i(6)(h).

C.	Provide to the Grant Administrator semi-annual summary progress reports (the “Semi-Annual Progress Reports”) due on each May 1 and November 1 for the six month period ending a full month prior to the due date and a final progress report (the “Final Progress Report”)(collectively the “Reports”). The Semi- Annual Progress Reports shall include a description of the milestones achieved during that reporting period, budget, metrics, statistics, intellectual property, commercialization status and any supporting documentation or any other information or data reasonably requested by the Grant Administrator to assess compliance with the Grantee’s Budget (Attachment A) and Milestones (Attachment B).

Within three (3) months following the completion of the last milestone, the Grantee shall provide the MSF and Grant Administrator with a Final Progress Report. The Final Progress Report shall be a comprehensive report that shall include sufficient information to establish that the milestones identified in Attachment B have been achieved during the grant period and that Grantee has complied with the Grantee’s Budget (Attachment A). The Final Progress Report shall include any other information or data requested by the Grant Administrator needed to assess overall compliance with Grantee’s Budget (Attachment A) and Milestones (Attachment B). The’ Reports shall be in a form as approved in advance by the Grant Administrator. Reprints of publications published pursuant to this award are to be included in the Semi-Annual Progress Reports and the Final Progress Report pursuant to Section 13. The Grantee shall provide immediate notice to the MSF and the Grant Administrator of any material change to activities funded with the Grant, including, but not limited to, changes to key personnel. All material changes to milestones and increases in budget (other than as provided in Section 4B above) must be pre-approved in writing by the Grant Administrator and the MSF.

D.

Comply with the MSF Act, MCL 125.2001 et seq., as amended, including, but not limited to, MCL 125.2088q(5), all laws, ordinances, regulations, rules, orders, judgments, decrees or other requirements imposed by any governmental authority

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to which it is subject, including those related to research misconduct and research integrity during the term of this Agreement and will provide immediate notice to the MSF of any alleged or proven violation. In addition, the Grantee shall obtain any licenses, permits or other governmental authorization necessary to carry out its duties under the Agreement.

E.	Provide the MSF all information necessary for the MSF to produce reports required by MCL 125.2088n.

7.	RELATIONSHIP OF THE PARTIES:

Neither the Grantee, nor any employee or agent of Grantee is currently, or in the future will be, an employee or agent of the MSF or MEDC as a result of this Agreement. The MSF is not responsible for any insurance or other fringe benefits, including, but not limited to, social security, workers’ compensation, income tax withholdings, retirement or leave benefits, for the Grantee or its employees. The Grantee assumes full responsibility for all costs and expenses associated with its performance under this Agreement including, but not limited to, the provision of all insurance coverage and fringe benefits for its employees, all tools, supplies, materials, equipment and office space. The Grantee shall retain all control of its employees and staffing decisions, independent of the direction and control of the MSF and the MEDC.

8.	PUBLICITY:

Any publicity, advertising or news releases regarding this Agreement shall only contain the information, material or data mutually approved in writing by the Parties.

9.	ACCESS TO RECORDS AND CONFIDENTIALITY:

The Grantee shall maintain reasonable books and records, including evidence that the duties as set forth in this Agreement actually were performed, and the identity of all individual persons, firms and entities paid for such duties, and shall allow access and inspection of those books and records including financial records and all other information and data relevant to this Agreement (including information or data deemed by the Grantee as confidential information) to the Grant Administrator, any employee of the MSF, the MEDC, and the auditor general of the State of Michigan. Those records shall be retained for a minimum period of 3 years beyond termination of this grant, or such length of time as required under applicable state or federal law. The Grantee shall adhere to the Generally Accepted Accounting Principles and shall maintain records which will allow for the comparison of actual outlays with budgeted amounts. The Grantee’s overall financial management system must ensure effective control over and accountability for all funds received. Accounting records must be supported by source documentation such as time sheets and invoices. The MSF and MEDC shall be allowed to disclose confidential information only to the extent required by applicable law (including, without limitation, the Freedom of Information Act). The MSF and MEDC shall maintain the confidentiality of all Grantee’s confidential information acknowledged

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as confidential by the MSF Board pursuant to the MSF Act. However, neither the MSF nor MEDC shall be liable for any inadvertent disclosure of any of the Grantee’s confidential information.

10.	TERMINATION OR CANCELLATION:

A.	The MSF may terminate this Agreement by providing written notice of default and termination to the Grantee (“Notice of Default and Intent to Terminate”) upon the occurrence of any of the following events or conditions (“Event of Default”):

(i)	any representation made by the Grantee is determined by the MSF, in its reasonable judgment, to be incorrect in any material respect at the time that such representation was made;

(ii)	the Grantee’s, or any qualified entity that is party to the Agreement, failure to comply with any of the terms and conditions of this Agreement;

(iii)	the Grantee’s dissolution of the center of energy excellence and disposition of any assets; and

(iv)	expenditure of the Grant for purposes other than as set forth in this Agreement.

The Notice of Default and Intent to Terminate shall provide the Grantee a period of at least forty-five (45) calendar days to cure the Event of Default. If the Event of Default remains uncured following the forty-five (45) calendar-day period, the MSF shall provide Final Notice of Termination (“Final Notice”), which shall be effective as of the date of the Final Notice.

B.	Grantee acknowledges that MSF’s performance of its payment obligation is dependent upon the continued receipt of government funding. In the event that the State Legislature or any State official, commission, authority, body, or employee, or the federal government (a) takes any legislative or administrative action, which fails to provide, terminates or reduces the funding necessary for this Grant, or (b) takes any legislative or administrative action, which is unrelated to the source of funding for this Grant, but which affects the MSF’s ability to fund and administer this Grant, and other MSF programs, then the MSF may cancel this Agreement by providing notice to the Grantee of cancellation. Cancellation may be made effective immediately, upon delivery of notice to the Grantee, or within such other time period as the MSF, in its sole discretion, deems reasonable.

C.

In the event of a termination, the MSF shall have no further obligation to make a Grant payment. The Grantee shall, unless otherwise directed by the MSF in writing, immediately take all reasonable steps to terminate operations under this Agreement, and to avoid or minimize further expenditures under this Agreement. The Grantee shall reimburse the MSF for disbursements of the Grant determined

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to have been expended for purposes other than those in the Grantee’s Budget, and for the Grant Funds which was previously disbursed, but not yet expended by the Grantee, and which are not subject to an irrevocable or non-cancelable commitment.

D.	In accordance with 2005 PA 215, in particular MCL 125.2088n, if the MSF Board has a reasonable belief that a breach of this Agreement has occurred, the MSF has the right to have the Grantee’s financial statements separately audited by an independent certified public accountant at its sole cost and expense. If the audit reveals that a breach of this Agreement has occurred, the Grantee shall reimburse the MSF for the fees and expenses incurred to perform the audit.

11.	MEDC EMPLOYEES:

The Grantee will not hire any employee of the MEDC to perform any duties covered by this Agreement without prior written approval from the MSF and the CEO of the MEDC.

12.	CONFIDENTIAL INFORMATION:

The Grantee and its employees, agents, or representatives shall not release, other than to the extent compelled by law, any information or data, including but not limited to targeted business lists, economic development analyses, computer programs, or databases furnished to the Grantee by the MSF or MEDC (collectively “Confidential Information”) without the written consent of the MSF or MEDC, as appropriate. Confidential Information does not include information that is already in the possession of, or is independently developed by, Grantee; becomes publicly available other than through breach of this Section; or is received by Grantee from a third party with authorization to make such disclosures or is released with the appropriate prior written consent of the MSF or MEDC.

13.	PUBLICATIONS:

Except for Confidential Information described in Section 12, the MSF agrees that Grantee may authorize, in its discretion, any person performing work funded under this Agreement shall be permitted to present at symposia, national, or regional professional meetings, and to publish in journals, theses or dissertations, or otherwise of their own choosing, methods and results of their research. Grantee shall, at its sole discretion and at its sole cost and expense, prior to publication, seek intellectual property protection for any Inventions (as defined in Section 14) if commercially warranted. Grantee shall submit, to the MSF and Grant Administrator a reprint of all articles that Grantee has published resulting from work performed hereunder with the Semi-Annual Progress Report as required under Section 6. Grantee shall acknowledge the work was supported by Grant #1695 of the 21st Century Jobs Trust Fund received through the MSF Board from the State of Michigan, as appropriate, in any such publication.

14.	INTELLECTUAL PROPERTY RIGHTS:

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The Grantee shall retain ownership to the entire right, title, and interest in all results and data arising from Grantee’s activities under this Agreement and in any new inventions, improvements, or discoveries developed or produced by the Grantee under this Agreement, including, but not limited to, concepts, know-how, software, materials, methods, and devices (“Inventions”) and shall have the right to enter into license agreements covering Inventions.

15.	CONFLICT OF INTEREST:

The Grantee affirms that there exists no actual or potential conflict of interest between the Grantee, the Grantee’s key personnel or its family, business, or financial interest (“Grantee’s Interests”) and the activity under this Grant. The Grantee affirms that it has a procedure in place to require disclosure and subsequent management of conflicts of interest between the Grantee’s key personnel, its family’s, or business’s financial interests and its research activities under the Grant. In the event of a change in either its private interests or activities under this Grant, Grantee will inform the MSF immediately in writing regarding possible conflicts of interest that may arise as a result of such change.

16.	INDEMNIFICATION AND GRANTEE LIABILITY INSURANCE:

To the extent allowed by law, the Grantee shall indemnify, defend and hold harmless the MSF and the MEDC, including their respective participants, committee members, officers, agents and employees, from any damages that it may sustain through the negligence or willful misconduct of the Grantee pertaining to the performance of this Agreement. The Grantee shall maintain such insurance as necessary to comply with this provision. The Grantee will provide and maintain its own public liability, property damage, and workers’ compensation insurance. The insurance shall be written for not less than any limits of liability required by law for the Grantee’s obligation of indemnification under this Agreement.

17.	TOTAL AGREEMENT:

This document, together with all Attachments, contains the entire agreement between the Parties, superseding any prior or concurrent agreements with respect to the subject matter, and supersedes all prior agreements, understandings and communications, of any nature with respect to the subject matter, and no oral or written terms or conditions which are not contained in this Agreement shall be binding upon the Parties. This Agreement may not be amended except by written agreement executed by the Parties.

18.	ASSIGNMENT/TRANSFER/SUBGRANTING:

The Grantee shall not assign, transfer, convey, sub-contact, sub-grant or otherwise dispose of any duties or rights under this Agreement, without the prior written approval of the MSF. The terms and conditions of this Agreement shall be binding upon and inure to

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the benefit of the Parties and their respective successor(s) and permitted assign(s). For the avoidance of doubt, the patties agree that a change in the equity ownership of Grantee or use of Grant proceeds as a capital contribution to a joint venture with J. M. Longyear shall not constitute an assignment, transfer, conveyance, sub-contract, or sub-grant of the duties and rights under this Agreement.

19.	NON-DISCRIMINATION AND UNFAIR LABOR PRACTICES:

In connection with this Agreement, the Grantee agrees not to discriminate against any employee or applicant for employment, with respect to their hire, tenure, terms, conditions or privileges of employment, or any matter directly or indirectly related to employment, because of race, color, religion, national origin, ancestry, age, sex, height, weight, marital status, physical or mental disability unrelated to the individual’s ability to perform the duties of the particular job or position. The Grantee further agrees that every subcontract entered into for performance of this grant will contain a provision requiring nondiscrimination in employment, as specified in this Agreement, binding upon, each subcontractor. This covenant is required pursuant to the Elliot Larsen Civil Rights Act, 1976 PA 453, MCL 37.2101, et seq., and the Persons with Disabilities Civil Rights Act, 1976 PA 220, MCL 37.1101, et seq., and any breach thereof may be regarded as a material breach of this Agreement. In addition, consistent with Executive Directive 2007-24, the Grantee agrees not to discriminate against any employee or applicant for employment, with respect to their hire, tenure, terms, conditions or privileges of employment, or any matter directly or indirectly related to employment because of sexual orientation unrelated to the individual’s ability to perform the duties of the particular job or position.

Pursuant to 1980 PA 278, MCL 423.321, et seq., the State shall not award a grant or subcontract to an employer whose name appears in the current register of employers failing to correct an unfair labor practice compiled pursuant to Section 2 of the Act. The United States Labor Relations Board compiles this information. The Grantee shall not enter into a contract with a subcontractor, manufacturer, or supplier whose name appears in this register. Pursuant to Section 4 of 1980 PA 278, MCL 423.324, the State may void any contract if, subsequent to the award of the contract, the name of the Grantee as an employer, or the name of a subcontractor, manufacturer, or supplier of the Grantee appears in the register.

20.	TRADE SECRETS ACT:

The MSF claims the additional protection for misappropriation of trade secrets, which include targeted business lists, economic development analyses, computer programs and databases under the Michigan Uniform Trade Secrets Act, 1998 PA 448, MCL 445.1901 et seq. The MSF retains its rights under this Act to actual loss and unjust enrichment caused by the misappropriation. The MSF further retains the right to enjoin any disclosure of trade secrets or other breach of the use of confidential information, at any time, and retains all legal and equitable remedies.

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21.	PREVAILING WAGE:

If the activities funded by this Grant involve construction of a building or of facilities, the Grantee, its sub-grantees and sub-contractors shall comply with prevailing wage and fringe benefit rates for the same or similar work in the locality in which the work is to be performed.

22.	FRINGE BENEFITS:

Grantee understands that neither Grantee nor Grantee’s employees or contract personnel are eligible to participate in any employee pension, health, vacation pay, sick pay, or other fringe benefit plan of the MSF or MEDC.

23.	WORKERS’ COMPENSATION:

The MSF or MEDC shall not obtain workers’ compensation insurance on behalf of Grantee or Grantee’s employees. If Grantee hires employees to perform any work under this Agreement, Grantee shall cover them with workers’ compensation insurance and shall maintain such insurance during the term of this Agreement. The MSF or MEDC may, in its discretion, require Grantee to provide evidence of such coverage.

24.	UNEMPLOYMENT COMPENSATION:

The MSF or MEDC shall make no state or federal unemployment compensation payments on behalf of Grantee or Grantee’s employees or Grantee personnel. Grantee will not be entitled to these benefits in connection with work performed under this Agreement. If Grantee files a petition for and receives unemployment compensation, the total amount of unemployment compensation awarded to and received by Grantee shall be deducted from and be an offset against the amount of compensation due and payable to Grantee by the MSF under this Agreement.

25.	GOVERNING LAW:

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Michigan. The terms of this provision shall survive the termination of this Agreement.

26.	WAIVER:

A failure or delay by the MSF in exercising any right with respect to this Agreement will not be presumed to operate as a waiver unless otherwise stated in this Agreement, and a single or partial exercise of any right will not be presumed to preclude any later or further exercise of that right, or the exercise of any other right.

27.	AVAILABLE REMEDIES:

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The termination of this Agreement by the MSF is not intended to be the sole and exclusive remedy, and shall be cumulative and in addition to every other provision or remedy given in this Agreement or now or hereafter existing at law, in equity, by statute or otherwise.

28.	FURTHER ACTS:

The Parties agree to perform any further acts to execute and deliver any further documents, which may be reasonably necessary to carry out this Agreement.

29.	NOTICES:

Any notice, approval, request, direction or other communication under this Agreement shall be given in writing and shall be deemed to have been delivered and given for all purposes: (i) on the delivery date, if delivered by electronic mail or by confirmed facsimile; (ii) on the delivery date, if delivered personally to the Party to whom it is directed; (iii) one (1) business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) three (3) business days after the mailing date, whether or not actually received, if sent by United States mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. The notice address for the Parties shall be the address set forth below, with the other relevant notice information, including the recipient for notice and, as applicable, such recipient’s fax number or e-mail address, to be as reasonably identified by notifying Party. The MSF and the Grantee may, by notice to the other party, designate any further or different addresses or parties to send subsequent notices.

Bruce A. Jamerson

Chief Executive Officer

Mascoma Corporation

1380 Soldiers Field Road

Boston, MA 02135

with a copy to:

Jim Schumacher

Senior Vice President, Corporate Development

Mascoma Corporation

1380 Soldiers Field Road

Boston, MA 02135

and

Ronald E. Hodess

Miller Canfield

840 West Long Lake Road

Troy, Michigan 48098

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and

Michigan Strategic Fund

Martin Dober, Vice President, New Markets

300 North Washington Square

Lansing, Michigan 48913

30.	AUTHORITY TO EXECUTE THIS AGREEMENT:

The signatories below warrant that they are empowered to enter into this Agreement on behalf of their respective Party.

31.	SEVERABILITY:

The invalidity or unenforceability of a particular provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, provided that the principal intent of this Agreement can be preserved.

[Signatures appear on the following page.]

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MASCOMA CORPORATION

By:	/s/ Bruce A. Jamerson
Bruce A. Jamerson

Its:	Chief Executive officer

Date: 12/1/08

MICHIGAN STRATEGIC FUND

By:	/s/ Cindy Douglas
Cindy Douglas

Its:	Fund Manager

Date: 12/2/08

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ATTACHMENT A

GRANTEE’S BUDGET

Budget Period 1	$ Million
[***]

Budget Period 2
[***]
Grand Total, Budget Periods 1 and 2	20.0

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ATTACHMENT B

GRANTEE’S MILESTONES

Initial Milestones

1.	[***]

2.	[***]

Budget Period One Milestones

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

Budget Period Two Milestones

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

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ATTACHMENT C

GRANTEE’S APPLICATION

1

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[***]

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[***]

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[***]

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[***]

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ATTACHMENT D

UNITED STATES DEPARTMENT OF ENERGY LETTER

DATED SEPTEMBER 23, 2008

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Department of Energy Golden Field Office 1617 Cole Boulevard Golden, Colorado 80401-3393 SEP 23 2008

Mr. Justin van Rooyen

Director of Business Development

Mascoma Corporation

1380 Soldiers Field Road

Boston, MA 02135

Dear Mr. van Rooyen:

SUBJECT:	Negotiation of Conditional Award No. DE-FC36-08G018103, Amendment No. A000; “Demonstration of Integrated Biorefinery Application MAS10BIO5”

The enclosed conditional award, executed on behalf of the U.S. Department of Energy (DOE), was prepared using your application’s proposed budget information. Please refer to Attachment l, Special Terms and Conditions, Provision 1 of the award, and note that DOE will not release funds obligated by the award until the final terms of the award are approved by the Contracting Officer. All costs incurred prior to the approval of the final terms and conditions of the award, by the DOE Contracting Officer, are at your own risk. Please review the conditional award and sign Block 20 of both copies of the Notice of Financial Assistance Award (DOE Form 4600.1), Retain one copy of the award for your file and return the remaining copy to me no later than two weeks after the date of receipt

Please complete the following actions (listed numerically) and documents (listed alphabetically) by March 31, 2009. All items must be submitted via e-mail to me.

Actions include:

1.	External Independent Review conducted by DOE’s Independent Engineer; and

2.	Risk analysis conducted by Independent Project Analysis (IPA).

Documents include:

a.	Work Breakdown Structure (WBS) for the entire project, with detailed information for at least the work to be completed under Budget Period 1;

b.	Project Risk Mitigation Plan, including your response to the IPA report, that is satisfactory to DOE;

c.	Budget Information – Non Construction Programs, SF-424A;
(This form is available at https://www.eere-pmc.energy.gov/Forms.aspx).

d.	Budget Justification, PMC 123.1; and
(This form is available at https://www.eere-pmc.energy.gov/Forms.aspx. Note: Subrecipients/Subcontractors who are expected to perform work estimated to be

Federal Recycling Program         Printed on Recycled Paper

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Mr. van Rooyen	Page 2

more than $100,000 or 50 percent of the total work effort (whichever is less) are required to provide: (1) separate SF-424A budget; (2) budget justification; (3) approved rate agreement or proposal; and (4) description of work).

e.	Environmental Checklist, EF1 (This form should be completed on-line at (https://www.eere-pmc.energy.gov/nepa.asp).

If you will be unable to provide the information by the date requested or have any questions concerning the requested information, please contact me at (303) 275-4907 or via e-mail at melissa.wise@go.doe.gov.

The Financial Assistance Regulations and the Office of Management and Budget (OMB). Circulars (http://www.whitehouse.gov/OMB/circulars/index.html) will assist you in understanding your requirements as an award recipient. In addition, please take a moment to read the Federal policies on lobbying activities contained in DOE’s Lobbying Brochure found at https:/www.eere-pmc.energy.gov/Forms.aspx. Organizations that receive financial assistance from DOE are required to post the Equal Opportunity Poster. (DOE F 1600.4; also found at https://www.eere-pmc.energy.gov/Forms.aspx.

Sincerely,

/s/ Melissa Wise
Melissa Wise
Grants and Agreements Specialist

Enclosures

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Mr. van Rooyen	Page 3

SPECIAL NOTICE

During fiscal years 2008 and 2009, the U. S. Department of Energy (DOE), will implement a new electronic procurement system.

As a result, DOE will also begin using a new communications portal as a means to post notices and solicitations as well as to communicate award activity (funding and non-funding) to awardees through the lifecycle of an award. This new system is called FedConnect.

Upon implementation of the new electronic procurement system, all organizations conducting (or wanting to conduct) business with DOE will be required to register in Fedconnect:

1.	The URL for the FedConnect site is https://www.FedConnect.net/FedConnect/.

2.	Register in FedConnect at
https://www.fedconnect.net/FedConnect/PublicUserRegistration.aspx.

3.	To become familiar with the new procurement system, there is a “quick start guide” at https://www.FedConnect.net/FedConnect/PublicPages/FedConnect_Ready_Set_Go.pdf.

4.	Contact the helpdesk for FedConnect at support@fedconnect.net with any questions relative to registration.

5.	FedConnect requires all organizations to be registered with the CCR before registering with FedConnect. The CCR website is http://www.ccr.gov. Please ensure your organization’s information’ is up-to-date in the CCR and that the information corresponds to the information with Don and Bradstreet http://www.dnb.com/us/.

In consideration of system implementation, the DOE Golden Field Office strongly advises all current and potential contractors and financial assistance recipients to register with FedConnect as soon as possible.

Thank you for your cooperation and understanding during this transition.